EXHIBIT 99.1

UNITED STATES BANKRUPTCY COURT
SOUTHERN DISTRICT OF NEW YORK
In re:	)	CHAPTER 11
)
WestPoint Stevens Inc.	)	CASE NO.	03-13532-RDD

Reporting Period		January 1, 2004 to January 31, 2004

Monthly Operating Report

Required Documents	Schedule Attached
Income Statement	X
Balance Sheet	X
Statement of Cash Flows	X
Schedule of Federal, State, and Local Taxes Collected, Received, Due or Withheld	X

Debtor's Address:	507 West 10th Street, West Point, GA 31833
Preparer:	Dianne Nolen
Debtor's Attorney:	Weil, Gotshal & Manges LLP

Monthly Disbursements:	$ 192,409,594
Monthly Profit (Loss):	$ (6,953,000)

The Debtors' chapter 11 proceedings have been consolidated for administrative purposes only. Because the cases have not been substantively consolidated, the Debtor is required to provide separate financial information for itself, to the extent available. Therefore, the financial information contained in this Monthly Operating Report is not consolidated with the financial information applicable to the Debtor's affiliates, and is not comparable with publicly reported consolidated financial information.

The undersigned, having reviewed the attached report and being familiar with the Debtor's financial affairs, verifies under penalty of perjury, that the information contained therein is complete, accurate, and truthful, to the best of my knowledge.

All insurance policies are fully paid for the current period, and amounts for workers compensation and disability insurance have been paid.

While every effort has been made to file complete and accurate information, inadvertent errors or omissions may exist. The debtor reserves the right to amend this monthly operating report as necessary and appropriate. All financial information contained herein is unaudited data.

Debtor-In-Possession	WestPoint Stevens Inc.
By:	Lester D. Sears
Its:	Senior Vice President - Finance and Chief Financial Officer
Signature	/s/Lester D. Sears
Date	March 4, 2004

INCOME STATEMENT

UNITED STATES BANKRUPTCY COURT
SOUTHERN DISTRICT OF NEW YORK
In re:	)	CHAPTER 11
)
WestPoint Stevens Inc.	)	CASE NO.	03-13532-RDD

Reporting Period		January 1, 2004 to January 31, 2004

STATEMENT OF OPERATIONS

(in $ thousands)

Total sales	$ 131,861

Cost of sales	113,000
Gross profit	18,861

Selling and administrative expenses
Selling expense	4,837
Warehousing and shipping	6,598
Advertising	512
Division administrative expense	1,197
MIS expense	1,884
Corporate administrative expense	1,696
Total selling and administrative expense	16,724

Restructuring and impairment charge	-
Goodwill impairment charge	-

Profit / (loss) from operations	2,137

Interest expense
Interest expense - outside	6,234
Capitalized interest expense	-
Interest expense - intercompany	131
Interest income	-
Interest income - intercompany	-
Net interest expense	6,365

Other expense
Miscellaneous	1,135
Royalties - intercompany	3,567
Transaction gain/loss	-
Total other expense	4,702

Other income
Royalties - intercompany	-
Dividends	-
Sale of assets	-
Miscellaneous	12
Total other income	12
Net other expense	4,690

Income (loss) before Chapter 11 reorganization expenses
and income taxes (benefit) and extraordinary items	(8,918)

Chapter 11 reorganization expenses	1,378

Income taxes (benefit)	(3,343)

Income (loss) before extraordinary item	(6,953)

Extraordinary item - net of taxes	-

Net income (loss)	$ (6,953)

UNITED STATES BANKRUPTCY COURT
SOUTHERN DISTRICT OF NEW YORK
In re:	)	CHAPTER 11
)
WestPoint Stevens Inc.	)	CASE NO.	03-13532-RDD

Reporting Period		January 1, 2004 to January 31, 2004

BALANCE SHEET

(in $ thousands)
ASSETS		LIABILITIES AND SHAREHOLDERS' EQUITY (DEFICIT)
Current Assets		Liabilities Not Subject to Compromise:
Cash and cash equivalents	$ 1,981	Senior Credit Facility	$ 445,000
Short-term investments	-	DIP Credit Agreement	87,017
Accounts receivable, net	231,070	Second Lien Facility	165,000
Total inventories	364,572	Accrued interest payable	396
Prepaid & other current assets	33,680	Accounts payable - trade	66,920
Total current assets	631,303	Accounts payable - intercompany	140,085
		Other payables and accrued liabilities	110,671
		Deferred income taxes	84,055
		Pension and other liabilities	140,931
Total investments & other assets	130,303	Total liabilities not subject to compromise	1,240,075

Goodwill	-	Liabilities Subject to Compromise:
		Senior Notes	1,000,000
Property, plant and equipment, net	595,580	Deferred financing fees	(6,954)
		Accrued interest payable on Senior Notes	36,130
		Accounts payable	27,775
		Other payables and accrued liabilities	8,238
		Pension and other liabilities	18,965
		Total liabilities subject to compromise	1,084,154

		Total Liabilities	2,324,229

		SHAREHOLDERS' EQUITY (DEFICIT)
		Equity of subsidiaries	(123,757)
		Common stock	711
		Capital Surplus / Treasury Stock	(2,131)
		Retained earnings (deficit)	(734,519)
		Minimum pension liability adjustment	(101,921)
		Other adjustments	(5,426)
		Unearned compensation	-
		Total Shareholders' Equity (Deficit)	(967,043)
TOTAL ASSETS	$ 1,357,186	TOTAL LIABILITIES AND SHAREHOLDERS' EQUITY (DEFICIT)	$1,357,186

UNITED STATES BANKRUPTCY COURT
SOUTHERN DISTRICT OF NEW YORK
In re:	)	CHAPTER 11
)
WestPoint Stevens Inc.	)	CASE NO.	03-13532-RDD

Reporting Period		January 1, 2004 to January 31, 2004

STATEMENT OF CASH FLOWS

(in $ thousands)
Cash Flows from Operations:
Net income (loss)	$ (6,953)
Restructuring
Equity adjustments	(3,178)
Non-cash items
Depreciation and amortization expense	6,104
Working Capital Changes
Decrease / (increase) -- accounts receivable	4,424
Decrease / (increase) -- inventories	(22,798)
Decrease / (increase) -- other current assets	(1,764)
Decrease / (increase) -- other noncurrent assets	1,568
Increase (decrease) -- accounts payable (trade)	12,118
Increase (decrease) -- accounts payable (intercompany)	3,805
Increase (decrease) -- accrued liabilities	10,912
Increase (decrease) -- accrued interest payable	101
Increase (decrease) -- pension and other liabilities	2,454
Increase (decrease) -- deferred federal income tax	(3,124)
Total Cash Flows from Operations	$ 3,669

Cash Flows from Investing
Decrease / (increase) -- short term investments	-
Capital expenditures	(1,643)
Net proceeds from sale of assets
Total Cash Flows from Investing	$ (1,643)

Cash Flows from Financing
Increase / (decrease) -- DIP credit agreement	(2,000)
Total Cash Flows from Financing	$ (2,000)

Beginning Cash Balance	1,955
Change in Cash	26
Ending Cash Balance	$ 1,981

UNITED STATES BANKRUPTCY COURT
SOUTHERN DISTRICT OF NEW YORK
In re:	)	CHAPTER 11
)
WestPoint Stevens Inc.	)	CASE NO.	03-13532-RDD

Reporting Period		January 1, 2004 to January 31, 2004

Supplemental Schedule of Federal, State, and Local Taxes Collected, Received, Due or Withheld
	Amount Withheld/ Collected/ Incurred	Amount Paid	Date of Payment
All wages and salaries paid (gross) or incurred	$ 31,151,585
Federal
Payroll taxes withheld	5,333,499	824,287	01/02/04
		1,295,480	01/08/04
		2,434,170	01/15/04
Employer payroll tax contributions incurred	2,502,479	1,390,431	01/22/04
		1,422,695	01/29/04

Total Federal Taxes (1)	$ 7,835,978	$ 7,367,063
State and Local
Payroll taxes withheld
Alabama SIT	412,591	411,745	01/30/04
Arkansas SIT	1,009	797	01/15/04
California SIT	1,446	1,733	01/21/04
Georgia SIT	107,489	98,291	01/15/04
Illinois SIT	465	723	01/07/04
Indiana SIT	13,210	16,099	01/19/04
Louisiana SIT	2,825	20,262	01/26/04
Maine SIT	34,295	28,697	01/30/04
Minnesota SIT	1,495	1,482	01/21/04
Missouri SIT	414	416	01/22/04
New York SIT	58,354	59,588	01/21/04
North Carolina SIT	330,420	314,339	01/30/04
Pennsylvania SIT	164	154	01/22/04
Rhode Island SIT	144	146	01/15/04
South Carolina SIT	238,238	238,238	01/30/04
Virginia SIT	46,810	40,518	01/29/04
Delaware Co IN	372	-
Hamilton Co IN	101	-
Henry Co IN	1,289	-
Johnson Co IN	50	-
Madison Co IN	1,821	-
Marion Co IN	35	-
Washington Co IN	80	-
Randolph Co IN	101	-
Yonkers NY	10	10	01/21/04
New York City	16,074	16,332	01/21/04
Opelika AL	5,748	19,769	01/30/04

Total Payroll taxes	1,275,050	1,269,339

UNITED STATES BANKRUPTCY COURT
SOUTHERN DISTRICT OF NEW YORK
In re:	)	CHAPTER 11
)
WestPoint Stevens Inc.	)	CASE NO.	03-13532-RDD

Reporting Period		January 1, 2004 to January 31, 2004

Supplemental Schedule of Federal, State, and Local Taxes Collected, Received, Due or Withheld
	Amount Withheld/ Collected/ Incurred	Amount Paid	Date of Payment
(continued)
Employer payroll tax contributions incurred
Alabama SUTA	310,063	34,542	01/31/04
Arkansas SUTA	692		01/31/04
Florida SUTA	63,955	12,223	01/31/04
Georgia SUTA	76,343	177	01/31/04
Indiana SUTA	17,244	5,177	01/31/04
Louisiana SUTA	5,844	1,138	01/31/04
Maine SUTA	9,124	8,647	01/31/04
Minnesota SUTA	147		01/31/04
Nevada SUTA	7,987	19,561	01/31/04
New York SUTA	45,771	1,856	01/31/04
North Carolina SUTA	226,766	114,966	01/31/04
South Carolina SUTA	199,219	25,958	01/31/04
Virginia SUTA	36,721	2,291	01/31/04
Washington SUTA	420	270	01/31/04

Total Employer payroll tax contributions	1,000,296	226,806

Gross taxable amount for sales and use	6,496,381
Sales & Use taxes collected
Abbeville, AL	2,771	2,771	01/20/04
Alabama City/County (Greenville, Butler County, Chambers County)	21,686	21,686	01/20/04
Alabama Regulation A	7,780	7,780	01/20/04
Alabama Sales	2,888	2,888	01/20/04
Alabama Use	62,733	62,733	01/20/04
Alatax (Opelika, Valley, Henry Co, Lee Co)	7,886	7,886	01/20/04
Arkansas	308	308	01/20/04
California	136	136	01/30/04
Florida	8,672	8,672	01/20/04
Georgia	53,851	53,851	01/20/04
Indiana (Daleville)	1,226	1,226	01/30/04
Indiana (Middletown)	1,217	1,217	01/30/04
Louisiana	243	243	01/20/04
Minnesota	39	39	01/20/04
Nevada	4,874	4,874	01/30/04
New York	17,435	17,435	01/20/04
North Carolina	18,709	18,709	01/12/04
North Carolina	17,453	17,453	01/26/04
Red River Parish, Louisiana	301	301	01/20/04
South Carolina	27,143	27,143	01/20/04
Texas	91	91	01/20/04
Virginia Sales	432	432	01/20/04
Virginia Use	857	857	01/20/04

Total Sales & Use taxes paid	258,731	258,731
Property taxes		1,017,396
Other taxes		39,010

Total State and Local (1)	2,534,077	2,811,282

Total Taxes	$ 10,370,055	$ 10,178,345

(1) Difference between taxes incurred and taxes paid is due to a time lag where taxes incurred at the end of the month are paid in the following month, or after the end of the quarter for taxes paid on a quarterly basis.

I certify that the above payroll related taxes represents the taxes withheld and paid.

/s/ Tracy Culpepper

Tracy Culpepper
WestPoint Stevens Inc.
Payroll Manager

UNITED STATES BANKRUPTCY COURT
SOUTHERN DISTRICT OF NEW YORK
In re:	)	CHAPTER 11
)
WestPoint Stevens Inc. I	)	CASE NO.	03-13533-RDD

Reporting Period		January 1, 2004 to January 31, 2004

Monthly Operating Report

Required Documents	Schedule Attached
Income Statement	X
Balance Sheet	X
Statement of Cash Flows	X
Schedule of Federal, State, and Local Taxes Collected, Received, Due or Withheld	X

Debtor's Address:	3993 Howard Hughes Parkway, Suite 250, Las Vegas, NV 89109
Preparer:	Dianne Nolen
Debtor's Attorney:	Weil, Gotshal & Manges LLP

Monthly Disbursements:	$ 2,768,879
Monthly Profit (Loss):	$ 3,672,000

The Debtors' chapter 11 proceedings have been consolidated for administrative purposes only. Because the cases have not been substantively consolidated, the Debtor is required to provide separate financial information for itself, to the extent available. Therefore, the financial information contained in this Monthly Operating Report is not consolidated with the financial information applicable to the Debtor's affiliates, and is not comparable with publicly reported consolidated financial information.

The undersigned, having reviewed the attached report and being familiar with the Debtor's financial affairs, verifies under penalty of perjury, that the information contained therein is complete, accurate, and truthful, to the best of my knowledge.

All insurance policies are fully paid for the current period, and amounts for workers compensation and disability insurance have been paid.

While every effort has been made to file complete and accurate information, inadvertent errors or omissions may exist. The debtor reserves the right to amend this monthly operating report as necessary and appropriate. All financial information contained herein is unaudited data.

Debtor-In-Possession	WestPoint Stevens Inc. I
By:	Lester D. Sears
Its:	President
Signature	/s/Lester D. Sears
Date	March 4, 2004

INCOME STATEMENT

UNITED STATES BANKRUPTCY COURT
SOUTHERN DISTRICT OF NEW YORK
In re:	)	CHAPTER 11
)
WestPoint Stevens Inc. I	)	CASE NO.	03-13533-RDD

Reporting Period		January 1, 2004 to January 31, 2004

STATEMENT OF OPERATIONS

(in $ thousands)

Total sales	$ 6,030

Cost of sales	3,830
Gross profit	2,200

Selling and administrative expenses
Selling expense	2
Warehousing and shipping	221
Advertising	-
Division administrative expense	-
MIS expense	-
Corporate administrative expense	170
Total selling and administrative expense	393

Restructuring and impairment charge	-
Goodwill impairment charge	-

Profit / (loss) from operations	1,807

Interest expense
Interest expense - outside	-
Capitalized interest expense	-
Interest expense - intercompany	-
Interest income	-
Interest income - intercompany	235
Net interest expense	(235)

Other expense
Miscellaneous	-
Royalties - intercompany	-
Transaction gain/loss	190
Total other expense	190

Other income
Royalties - intercompany	3,801
Dividends	-
Sale of assets	-
Miscellaneous	-
Total other income	3,801
Net other expense	(3,611)

Income (loss) before Chapter 11 reorganization expenses
and income taxes (benefit) and extraordinary items	5,653

Chapter 11 reorganization expenses	-

Income taxes (benefit)	1,981

Income (loss) before extraordinary item	3,672

Extraordinary item - net of taxes	-

Net income (loss)	$ 3,672

UNITED STATES BANKRUPTCY COURT
SOUTHERN DISTRICT OF NEW YORK
In re:	)	CHAPTER 11
)
WestPoint Stevens Inc. I	)	CASE NO.	03-13533-RDD

Reporting Period		January 1, 2004 to January 31, 2004

BALANCE SHEET

(in $ thousands)
ASSETS		LIABILITIES AND SHAREHOLDERS' EQUITY (DEFICIT)
Current Assets		Liabilities Not Subject to Compromise:
Cash and cash equivalents	$ 203	Senior Credit Facility	$ -
Short-term investments	-	DIP Credit Agreement	-
Accounts receivable - customers	-	Long-term debt classified as current	-
Accounts receivable - intercompany	-	Accrued interest payable	-
Total inventories	5,204	Accounts payable - trade	861
Prepaid & other current assets	-	Accounts payable - intercompany	12,270
Total current assets	5,407	Other payables and accrued liabilities	7,346
		Deferred income taxes	-
		Pension and other liabilities	-
Total investments & other assets	124,052	Total liabilities not subject to compromise	20,477

Goodwill	-	Liabilities Subject to Compromise:
		Senior Notes	-
Property, plant and equipment, net	12,157	Deferred financing fees	-
		Accrued interest payable on Senior Notes	-
		Accounts payable	1,396
		Other payables and accrued liabilities	-
		Pension and other liabilities	-
		Total liabilities subject to compromise	1,396

		Total Liabilities	21,873

		SHAREHOLDERS' EQUITY (DEFICIT)
		Equity of subsidiaries	-
		Common stock	1
		Capital Surplus / Treasury Stock	70,559
		Retained earnings (deficit)	49,183
		Minimum pension liability adjustment	-
		Other adjustments	-
		Unearned compensation	-
		Total Shareholders' Equity (Deficit)	119,743
TOTAL ASSETS	$ 141,616	TOTAL LIABILITIES AND SHAREHOLDERS' EQUITY (DEFICIT)	$ 141,616

UNITED STATES BANKRUPTCY COURT
SOUTHERN DISTRICT OF NEW YORK
In re:	)	CHAPTER 11
)
WestPoint Stevens Inc. I	)	CASE NO.	03-13533-RDD

Reporting Period		January 1, 2004 to January 31, 2004

STATEMENT OF CASH FLOWS

(in $ thousands)
Cash Flows from Operations:
Net income (loss)	$ 3,672
Non-cash items
Depreciation and amortization expense	126
Working Capital Changes
Decrease / (increase) -- accounts receivable (customers)	-
Decrease / (increase) -- accounts receivable (intercompany)	5,748
Decrease / (increase) -- inventories	(731)
Decrease / (increase) -- other current assets	3
Decrease / (increase) -- other noncurrent assets	-
Increase (decrease) -- accounts payable (trade)	77
Increase (decrease) -- accounts payable (intercompany)	(11,330)
Increase (decrease) -- accrued liabilities	2,692
Increase (decrease) -- accrued interest payable	-
Increase (decrease) -- pension and other liabilities	-
Increase (decrease) -- deferred federal income tax	-
Total Cash Flows from Operations	$ 257

Cash Flows from Investing
Decrease / (increase) -- short term investments	-
Capital expenditures	(87)
Net proceeds from sale of assets	-
Total Cash Flows from Investing	$ (87)

Cash Flows from Financing
Increase / (decrease) -- DIP credit agreement	-
Total Cash Flows from Financing	$ -

Beginning Cash Balance	$ 33
Change in Cash	170
Ending Cash Balance	$ 203

UNITED STATES BANKRUPTCY COURT
SOUTHERN DISTRICT OF NEW YORK
In re:	)	CHAPTER 11
)
WestPoint Stevens Inc. I	)	CASE NO.	03-13533-RDD

Reporting Period		January 1, 2004 to January 31, 2004

Supplemental Schedule of Federal, State, and Local Taxes Collected, Received, Due or Withheld
	Amount Withheld/ Collected/ Incurred	Amount Paid	Date of Payment
All wages and salaries paid (gross) or incurred	$ -
Federal
Payroll taxes withheld	-	-
Employer payroll tax contributions incurred	-	-
Total Federal Taxes (1)	$ -	-
State and Local
Payroll taxes withheld	-
Employer payroll tax contributions incurred
Nevada	-	-

Gross taxable sales	65,481
Sales & Use taxes collected
Maine	3,274	3,274	01/15/04
Property taxes		-
Other taxes		-
Total State and Local (1)	3,274	3,274
Total Taxes	$ 3,274	$ 3,274

(1) Difference between taxes incurred and taxes paid is due to a time lag where taxes incurred at the end of the month are paid in the following month, or after the end of the quarter for taxes paid on a quarterly basis.

I certify that the above payroll related taxes represents the taxes withheld and paid.

/s/ Tracy Culpepper

Tracy Culpepper
WestPoint Stevens Inc.
Payroll Manager

UNITED STATES BANKRUPTCY COURT
SOUTHERN DISTRICT OF NEW YORK
In re:	)	CHAPTER 11
)
J.P. Stevens & Co., Inc.	)	CASE NO.	03-13534-RDD

Reporting Period		January 1, 2004 to January 31, 2004

Monthly Operating Report

Required Documents	Schedule Attached
Income Statement	X
Balance Sheet	X
Statement of Cash Flows	X
Schedule of Federal, State, and Local Taxes Collected, Received, Due or Withheld	X

Debtor's Address:	507 West 10th Street, West Point, GA 31833
Preparer:	Dianne Nolen
Debtor's Attorney:	Weil, Gotshal & Manges LLP

Monthly Disbursements:	$ -
Monthly Profit (Loss):	$ -

The Debtors' chapter 11 proceedings have been consolidated for administrative purposes only. Because the cases have not been substantively consolidated, the Debtor is required to provide separate financial information for itself, to the extent available. Therefore, the financial information contained in this Monthly Operating Report is not consolidated with the financial information applicable to the Debtor's affiliates, and is not comparable with publicly reported consolidated financial information.

The undersigned, having reviewed the attached report and being familiar with the Debtor's financial affairs, verifies under penalty of perjury, that the information contained therein is complete, accurate, and truthful, to the best of my knowledge.

All insurance policies are fully paid for the current period, and amounts for workers compensation and disability insurance have been paid.

While every effort has been made to file complete and accurate information, inadvertent errors or omissions may exist. The debtor reserves the right to amend this monthly operating report as necessary and appropriate. All financial information contained herein is unaudited data.
Debtor-In-Possession	J.P. Stevens & Co., Inc.
By:	Lester D. Sears
Its:	President
Signature	/s/Lester D. Sears
Date	March 4, 2004

INCOME STATEMENT

UNITED STATES BANKRUPTCY COURT
SOUTHERN DISTRICT OF NEW YORK
In re:	)	CHAPTER 11
)
J.P. Stevens & Co., Inc.	)	CASE NO.	03-13534-RDD

Reporting Period		January 1, 2004 to January 31, 2004

STATEMENT OF OPERATIONS

(in $ thousands)

Total sales	$ -

Cost of sales	-
Gross profit	-

Selling and administrative expenses
Selling expense	-
Warehousing and shipping	-
Advertising	-
Division administrative expense	-
MIS expense	-
Corporate administrative expense	-
Total selling and administrative expense	-

Restructuring and impairment charge	-
Goodwill impairment charge	-

Profit / (loss) from operations	-

Interest expense
Interest expense - outside	-
Capitalized interest expense	-
Interest expense - intercompany	-
Interest income	-
Interest income - intercompany	-
Net interest expense	-

Other expense
Miscellaneous	-
Royalties - intercompany	-
Transaction gain/loss	-
Total other expense	-

Other income
Royalties - intercompany	-
Dividends	-
Sale of assets	-
Miscellaneous	-
Total other income	-
Net other expense	-

Income (loss) before Chapter 11 reorganization expenses
and income taxes (benefit) and extraordinary items	-

Chapter 11 reorganization expenses	-

Income taxes (benefit)	-

Income (loss) before extraordinary item	-

Extraordinary item - net of taxes	-

Net income (loss)	$ -

UNITED STATES BANKRUPTCY COURT
SOUTHERN DISTRICT OF NEW YORK
In re:	)	CHAPTER 11
)
J.P. Stevens & Co., Inc.	)	CASE NO.	03-13534-RDD

Reporting Period		January 1, 2004 to January 31, 2004

BALANCE SHEET

(in $ thousands)
ASSETS		LIABILITIES AND SHAREHOLDERS' EQUITY (DEFICIT)
Current Assets		Liabilities Not Subject to Compromise:
Cash and cash equivalents	$ -	Senior Credit Facility	$ -
Short-term investments	-	DIP Credit Agreement	-
Accounts receivable - customers	-	Long-term debt classified as current	-
Accounts receivable - intercompany	110,738	Accrued interest payable	-
Total inventories	-	Accounts payable - trade	-
Prepaid & other current assets	11	Accounts payable - intercompany	-
Total current assets	110,749	Other payables and accrued liabilities	-
		Deferred income taxes	-
		Pension and other liabilities	-
Total investments & other assets	2,697	Total liabilities not subject to compromise	-

Goodwill	-	Liabilities Subject to Compromise:
		Senior Notes	-
Property, plant and equipment, net	-	Deferred financing fees	-
		Accrued interest payable on Senior Notes	-
		Accounts payable	-
		Other payables and accrued liabilities	-
		Pension and other liabilities	-
		Total liabilities subject to compromise	-

		Total Liabilities	-

SHAREHOLDERS' EQUITY (DEFICIT)
		Equity of subsidiaries	10,503
		Common stock	-
		Capital Surplus / Treasury Stock	-
		Retained earnings (deficit)	102,943
		Minimum pension liability adjustment	-
		Other adjustments	-
		Unearned compensation	-
		Total Shareholders' Equity (Deficit)	113,446
TOTAL ASSETS	$ 113,446	TOTAL LIABILITIES AND SHAREHOLDERS' EQUITY (DEFICIT)	$ 113,446

UNITED STATES BANKRUPTCY COURT
SOUTHERN DISTRICT OF NEW YORK
In re:	)	CHAPTER 11
)
J.P. Stevens & Co., Inc.	)	CASE NO.	03-13534-RDD

Reporting Period		January 1, 2004 to January 31, 2004

STATEMENT OF CASH FLOWS

(in $ thousands)
Cash Flows from Operations:
Net income (loss)	$ -
Non-cash items
Depreciation and amortization expense	-
Working Capital Changes
Decrease / (increase) -- accounts receivable (customers)	-
Decrease / (increase) -- accounts receivable (intercompany)	-
Decrease / (increase) -- inventories	-
Decrease / (increase) -- other current assets	-
Decrease / (increase) -- other noncurrent assets	-
Increase (decrease) -- accounts payable (trade)	-
Increase (decrease) -- accounts payable (intercompany)	-
Increase (decrease) -- accrued liabilities	-
Increase (decrease) -- accrued interest payable	-
Increase (decrease) -- pension and other liabilities	-
Increase (decrease) -- deferred federal income tax	-
Total Cash Flows from Operations	$ -

Cash Flows from Investing
Decrease / (increase) -- short term investments	-
Capital expenditures	-
Net proceeds from sale of assets	-
Total Cash Flows from Investing	$ -

Cash Flows from Financing
Increase / (decrease) -- DIP credit agreement	-
Total Cash Flows from Financing	$ -

Beginning Cash Balance	-
Change in Cash	-
Ending Cash Balance	$ -

UNITED STATES BANKRUPTCY COURT
SOUTHERN DISTRICT OF NEW YORK
In re:	)	CHAPTER 11
)
J.P. Stevens & Co., Inc.	)	CASE NO.	03-13534-RDD

Reporting Period		January 1, 2004 to January 31, 2004

Supplemental Schedule of Federal, State, and Local Taxes Collected, Received, Due or Withheld
	Amount Withheld/ Collected/ Incurred	Amount Paid	Date of Payment
All wages and salaries paid (gross) or incurred	$ -	$ -
Federal
Payroll taxes withheld	-	-
Employer payroll tax contributions incurred	-	-
Total Federal Taxes	-	-
State and Local
Payroll taxes withheld	-	-
Employer payroll tax contributions incurred	-	-
Gross taxable sales	-	-
Sales & Use taxes collected	-	-
Property taxes	-	-
Other taxes	-	-
Total State and Local	-	-
Total Taxes	$ -	$ -

UNITED STATES BANKRUPTCY COURT
SOUTHERN DISTRICT OF NEW YORK
In re:	)	CHAPTER 11
)
J.P. Stevens Enterprises, Inc.	)	CASE NO.	03-13535-RDD

Reporting Period		January 1, 2004 to January 31, 2004

Monthly Operating Report
Required Documents	Schedule Attached
Income Statement	X
Balance Sheet	X
Statement of Cash Flows	X
Schedule of Federal, State, and Local Taxes Collected, Received, Due or Withheld	X

Debtor's Address:	3993 Howard Hughes Parkway, Suite 250, Las Vegas NV 89109
Preparer:	Dianne Nolen
Debtor's Attorney:	Weil, Gotshal & Manges LLP

Monthly Disbursements:	$ 1,793
Monthly Profit (Loss):	$ 163,000

The Debtors' chapter 11 proceedings have been consolidated for administrative purposes only. Because the cases have not been substantively consolidated, the Debtor is required to provide separate financial information for itself, to the extent available. Therefore, the financial information contained in this Monthly Operating Report is not consolidated with the financial information applicable to the Debtor's affiliates, and is not comparable with publicly reported consolidated financial information.

The undersigned, having reviewed the attached report and being familiar with the Debtor's financial affairs, verifies under penalty of perjury, that the information contained therein is complete, accurate, and truthful, to the best of my knowledge.

All insurance policies are fully paid for the current period, and amounts for workers compensation and disability insurance have been paid.

While every effort has been made to file complete and accurate information, inadvertent errors or omissions may exist. The debtor reserves the right to amend this monthly operating report as necessary and appropriate. All financial information contained herein is unaudited data.
Debtor-In-Possession	J.P. Stevens Enterprises, Inc.
By:	Lester D. Sears
Its:	President
Signature	/s/Lester D. Sears
Date	March 4, 2004

INCOME STATEMENT

UNITED STATES BANKRUPTCY COURT
SOUTHERN DISTRICT OF NEW YORK
In re:	)	CHAPTER 11
)
J.P. Stevens Enterprises, Inc.	)	CASE NO.	03-13535-RDD

Reporting Period		January 1, 2004 to January 31, 2004

STATEMENT OF OPERATIONS

(in $ thousands)

Total sales	$ -

Cost of sales	-
Gross profit	-

Selling and administrative expenses
Selling expense	2
Warehousing and shipping	-
Advertising	-
Division administrative expense	-
MIS expense	-
Corporate administrative expense	-
Total selling and administrative expense	2

Restructuring and impairment charge	-
Goodwill impairment charge	-

Profit / (loss) from operations	(2)

Interest expense
Interest expense - outside	-
Capitalized interest expense	-
Interest expense - intercompany	-
Interest income	-
Interest income - intercompany	63
Net interest expense	(63)

Other expense
Miscellaneous	-
Royalties - intercompany	-
Transaction gain/loss	-
Total other expense	-

Other income
Royalties - intercompany	190
Dividends	-
Sale of assets	-
Miscellaneous	-
Total other income	190
Net other expense	(190)

Income (loss) before Chapter 11 reorganization expenses
and income taxes (benefit) and extraordinary items	251

Chapter 11 reorganization expenses	-

Income taxes (benefit)	88

Income (loss) before extraordinary item	163

Extraordinary item - net of taxes	-

Net income (loss)	$ 163

UNITED STATES BANKRUPTCY COURT
SOUTHERN DISTRICT OF NEW YORK
In re:	)	CHAPTER 11
)
J.P. Stevens Enterprises, Inc.	)	CASE NO.	03-13535-RDD

Reporting Period		January 1, 2004 to January 31, 2004

BALANCE SHEET

(in $ thousands)
ASSETS		LIABILITIES AND SHAREHOLDERS' EQUITY (DEFICIT)
Current Assets		Liabilities Not Subject to Compromise:
Cash and cash equivalents	$ 21	Senior Credit Facility	$ -
Short-term investments	-	DIP Credit Agreement	-
Accounts receivable - customers, net	-	Long-term debt classified as current	-
Accounts receivable - intercompany	15,323	Accrued interest payable	-
Total inventories	-	Accounts payable - trade	-
Prepaid & other current assets	-	Accounts payable - intercompany	-
Total current assets	15,344	Other payables and accrued liabilities	269
		Deferred income taxes	-
		Pension and other liabilities	-
Total investments & other assets	-	Total liabilities not subject to compromise	269

Goodwill	-	Liabilities Subject to Compromise:
		Senior Notes	-
Property, plant and equipment, net	-	Deferred financing fees	-
		Accrued interest payable on Senior Notes	-
		Accounts payable	-
		Other payables and accrued liabilities	-
		Pension and other liabilities	-
		Total liabilities subject to compromise	-

		Total Liabilities	269

SHAREHOLDERS' EQUITY (DEFICIT)
		Equity of subsidiaries	-
		Common stock	2
		Capital Surplus / Treasury Stock	-
		Retained earnings (deficit)	15,073
		Minimum pension liability adjustment	-
		Other adjustments	-
		Unearned compensation	-
		Total Shareholders' Equity (Deficit)	15,075
TOTAL ASSETS	$ 15,344	TOTAL LIABILITIES AND SHAREHOLDERS' EQUITY (DEFICIT)	$ 15,344

UNITED STATES BANKRUPTCY COURT
SOUTHERN DISTRICT OF NEW YORK
In re:	)	CHAPTER 11
)
J.P. Stevens Enterprises, Inc.	)	CASE NO.	03-13535-RDD

Reporting Period		January 1, 2004 to January 31, 2004

STATEMENT OF CASH FLOWS

(in $ thousands)
Cash Flows from Operations:
Net income (loss)	$ 163
Non-cash items
Depreciation and amortization expense	-
Working Capital Changes
Decrease / (increase) -- accounts receivable (customers)	-
Decrease / (increase) -- accounts receivable (intercompany)	(250)
Decrease / (increase) -- inventories	-
Decrease / (increase) -- other current assets	-
Decrease / (increase) -- other noncurrent assets	-
Increase (decrease) -- accounts payable (trade)	-
Increase (decrease) -- accounts payable (intercompany)	-
Increase (decrease) -- accrued liabilities	88
Increase (decrease) -- accrued interest payable	-
Increase (decrease) -- pension and other liabilities	-
Increase (decrease) -- deferred federal income tax	-
Total Cash Flows from Operations	$ 1

Cash Flows from Investing
Decrease / (increase) -- short term investments	-
Capital expenditures	-
Net proceeds from sale of assets	-
Total Cash Flows from Investing	$ -

Cash Flows from Financing
Increase / (decrease) -- DIP credit agreement	-
Total Cash Flows from Financing	$ -

Beginning Cash Balance	20
Change in Cash	1
Ending Cash Balance	$ 21

UNITED STATES BANKRUPTCY COURT
SOUTHERN DISTRICT OF NEW YORK
In re:	)	CHAPTER 11
)
J.P. Stevens Enterprises, Inc.	)	CASE NO.	03-13535-RDD

Reporting Period		January 1, 2004 to January 31, 2004

Supplemental Schedule of Federal, State, and Local Taxes Collected, Received, Due or Withheld
	Amount Withheld/ Collected/ Incurred	Amount Paid	Date of Payment
All wages and salaries paid (gross) or incurred	$ -	$ -
Federal
Payroll taxes withheld	-	-
Employer payroll tax contributions incurred	-	-
Total Federal Taxes (1)	-	-
State and Local
Payroll taxes withheld	$ -	-
Employer payroll tax contributions incurred
Nevada	-	-
Gross taxable sales	-	-
Sales & Use taxes collected	-	-
Property taxes	-	-
Other taxes	-	-

Total State and Local (1)	-	-

Total Taxes	$ -	$ -

(1) Difference between taxes incurred and taxes paid is due to a time lag where taxes incurred at the end of the month are paid in the following month, or after the end of the quarter for taxes paid on a quarterly basis.

I certify that the above payroll related taxes represents the taxes withheld and paid.

/s/ Tracy Culpepper

Tracy Culpepper
WestPoint Stevens Inc.
Payroll Manager

UNITED STATES BANKRUPTCY COURT
SOUTHERN DISTRICT OF NEW YORK
In re:	)	CHAPTER 11
)
WestPoint Stevens Stores Inc.	)	CASE NO.	03-13536-RDD

Reporting Period		January 1, 2004 to January 31, 2004

Monthly Operating Report

Required Documents	Schedule Attached
Income Statement	X
Balance Sheet	X
Statement of Cash Flows	X
Schedule of Federal, State, and Local Taxes Collected, Received, Due or Withheld	X

Debtor's Address:	507 West 10th Street, West Point, GA 31833
Preparer:	Dianne Nolen
Debtor's Attorney:	Weil, Gotshal & Manges LLP

Monthly Disbursements:	$ 4,848,684
Monthly Profit (Loss):	$ (120,000)

The Debtors' chapter 11 proceedings have been consolidated for administrative purposes only. Because the cases have not been substantively consolidated, the Debtor is required to provide separate financial information for itself, to the extent available. Therefore, the financial information contained in this Monthly Operating Report is not consolidated with the financial information applicable to the Debtor's affiliates, and is not comparable with publicly reported consolidated financial information.

The undersigned, having reviewed the attached report and being familiar with the Debtor's financial affairs, verifies under penalty of perjury, that the information contained therein is complete, accurate, and truthful, to the best of my knowledge.

All insurance policies are fully paid for the current period, and amounts for workers compensation and disability insurance have been paid.

While every effort has been made to file complete and accurate information, inadvertent errors or omissions may exist. The debtor reserves the right to amend this monthly operating report as necessary and appropriate. All financial information contained herein is unaudited data.
Debtor-In-Possession	WestPoint Stevens Stores Inc.
By:	Lester D. Sears
Its:	Vice President
Signature	/s/Lester D. Sears
Date	March 4, 2004

INCOME STATEMENT

UNITED STATES BANKRUPTCY COURT
SOUTHERN DISTRICT OF NEW YORK
In re:	)	CHAPTER 11
)
WestPoint Stevens Stores Inc.	)	CASE NO.	03-13536-RDD

Reporting Period		January 1, 2004 to January 31, 2004

STATEMENT OF OPERATIONS

(in $ thousands)

Total sales	$ 7,238

Cost of sales	4,312
Gross profit	2,926

Selling and administrative expenses
Selling expense	2,153
Warehousing and shipping	159
Advertising	149
Division administrative expense	286
MIS expense	69
Corporate administrative expense	103
Total selling and administrative expense	2,919

Restructuring and impairment charge	-
Goodwill impairment charge	-

Profit / (loss) from operations	7

Interest expense
Interest expense - outside	-
Capitalized interest expense	-
Interest expense - intercompany	191
Interest income	-
Interest income - intercompany	-
Net interest expense	191

Other expense
Miscellaneous	-
Royalties - intercompany	-
Transaction gain/loss	-
Total other expense	-

Other income
Royalties - intercompany	-
Dividends	-
Sale of assets	-
Miscellaneous	-
Total other income	-
Net other expense	-

Income (loss) before Chapter 11 reorganization expenses
and income taxes (benefit) and extraordinary items	(184)

Chapter 11 reorganization expenses	-

Income taxes (benefit)	(64)

Income (loss) before extraordinary item	(120)

Extraordinary item - net of taxes	-

Net income (loss)	$ (120)

UNITED STATES BANKRUPTCY COURT
SOUTHERN DISTRICT OF NEW YORK
In re:	)	CHAPTER 11
)
WestPoint Stevens Stores Inc.	)	CASE NO.	03-13536-RDD

Reporting Period		January 1, 2004 to January 31, 2004

BALANCE SHEET

(in $ thousands)
ASSETS		LIABILITIES AND SHAREHOLDERS' EQUITY (DEFICIT)
Current Assets		Liabilities Not Subject to Compromise:
Cash and cash equivalents	$ 1,345	Senior Credit Facility	$ -
Short-term investments	-	DIP Credit Agreement	-
Accounts receivable - customers	229	Long-term debt classified as current	-
Accounts receivable - intercompany	2,880	Accrued interest payable	-
Total inventories	20,953	Accounts payable - trade	842
Prepaid & other current assets	700	Accounts payable - intercompany	-
Total current assets	26,107	Other payables and accrued liabilities	1,489
		Deferred income taxes	-
		Pension and other liabilities	14
Total investments & other assets	-	Total liabilities not subject to compromise	2,345

Goodwill	-	Liabilities Subject to Compromise:
		Senior Notes	-
Property, plant and equipment, net	3,220	Deferred financing fees	-
		Accrued interest payable on Senior Notes	-
		Accounts payable	1,674
		Other payables and accrued liabilities	-
		Pension and other liabilities	-
		Total liabilities subject to compromise	1,674

		Total Liabilities	4,019

		SHAREHOLDERS' EQUITY (DEFICIT)
		Equity of subsidiaries	-
		Common stock	1
		Capital Surplus / Treasury Stock	15,955
		Retained earnings (deficit)	9,352
		Minimum pension liability adjustment	-
		Other adjustments	-
		Unearned compensation	-
		Total Shareholders' Equity (Deficit)	25,308
TOTAL ASSETS	$ 29,327	TOTAL LIABILITIES AND SHAREHOLDERS' EQUITY (DEFICIT)	$ 29,327

UNITED STATES BANKRUPTCY COURT
SOUTHERN DISTRICT OF NEW YORK
In re:	)	CHAPTER 11
)
WestPoint Stevens Stores Inc.	)	CASE NO.	03-13536-RDD

Reporting Period		January 1, 2004 to January 31, 2004

STATEMENT OF CASH FLOWS

(in $ thousands)
Cash Flows from Operations:
Net income (loss)	$ (120)
Restructuring	-
Equity adjustments	-
Non-cash items
Depreciation and amortization expense	67
Working Capital Changes
Decrease / (increase) -- accounts receivable (customers)	(190)
Decrease / (increase) -- accounts receivable (intercompany)	(1,029)
Decrease / (increase) -- inventories	(831)
Decrease / (increase) -- other current assets	90
Decrease / (increase) -- other noncurrent assets	-
Increase (decrease) -- accounts payable (trade)	49
Increase (decrease) -- accounts payable (intercompany)	2,113
Increase (decrease) -- accrued liabilities	612
Increase (decrease) -- accrued interest payable	-
Increase (decrease) -- pension and other liabilities	-
Increase (decrease) -- deferred federal income tax	-
Total Cash Flows from Operations	$ 761

Cash Flows from Investing
Decrease / (increase) -- short term investments	-
Capital expenditures	-
Net proceeds from sale of assets	-
Total Cash Flows from Investing	$ -

Cash Flows from Financing
Increase / (decrease) -- DIP credit agreement	-
Total Cash Flows from Financing	$ -

Beginning Cash Balance	$ 584
Change in Cash	761
Ending Cash Balance	$ 1,345

UNITED STATES BANKRUPTCY COURT
SOUTHERN DISTRICT OF NEW YORK
In re:	)	CHAPTER 11
)
WestPoint Stevens Stores Inc.	)	CASE NO.	03-13536-RDD

Reporting Period		January 1, 2004 to January 31, 2004

Supplemental Schedule of Federal, State, and Local Taxes Collected, Received, Due or Withheld
	Amount Withheld/ Collected/ Incurred	Amount Paid	Date of Payment
All wages and salaries paid (gross) or incurred	$ 911,086
Federal
Payroll taxes withheld	150,274	63,591	01/02/04
		35,685	01/07/04
		26,199	01/14/04
Employer payroll tax contributions incurred	74,113	86,067	01/21/04
		19,928	01/28/04
Total Federal Taxes (1)	$ 224,387	$ 231,470
State and Local
Amount of payroll taxes withheld
Alabama SIT	3,411	3,965	01/30/04
Arizona SIT	81	94	01/21/04
California SIT	1,323	2,405	01/21/04
Connecticut	269	294	01/28/04
Georgia SIT	11,428	12,766	01/15/04
Massachusetts SIT	709	930	01/06/04
Minnesota SIT	1,095	1,187	01/28/04
Missouri SIT	25	369	01/22/04
Michigan SIT	1,214	1,552	01/15/04
New Jersey SIT	261	-
New York SIT	1,071	1,361	01/07/04
North Carolina SIT	1,799	2,046	01/28/04
Oregon SIT	879	1,030	01/28/04
Pennsylvania SIT	550	620	01/21/04
South Carolina SIT	1,517	1,615	01/28/04
Utah SIT	768	1,017	01/22/04
Virginia SIT	945	1,337	01/28/04
Wisconsin SIT	251	251	01/22/04
Bessemer, AL	-	47	01/22/04
Aurora OH	-	105	01/22/04
Lancaster PA	145	582	01/22/04

Total Payroll taxes	27,741	33,573
Amount of employer payroll tax contributions incurred
Alabama SUTA	993	170	01/31/04
Arizona SUTA	1	-	01/31/04
California SUTA	2,760	1,101	01/31/04
Connecticut SUTA	448	427	01/31/04
Delaware SUTA	-	55	01/31/04
Florida SUTA	2,454	257	01/31/04
Georgia SUTA	5,442	40	01/31/04
Massachusetts SUTA	216	138	01/31/04
Minnesota SUTA	153	252	01/31/04
Missouri SUTA	10	-	01/31/04
Michigan SUTA	1,072	591	01/31/04
New Jersey SUTA	399	1,903	01/31/04
New York SUTA	749	487	01/31/04
North Carolina SUTA	188	233	01/31/04
Oregon SUTA	251	669	01/31/04
Pennsylvania SUTA	411	209	01/31/04
South Carolina SUTA	678	324	01/31/04
Tennessee SUTA	536	-	01/31/04
Texas SUTA	931	868	01/31/04
Utah SUTA	78	238	01/31/04
Virginia SUTA	394	18	01/31/04
Wisconsin SUTA	36	-	01/31/04

Total Employer payroll tax contributions	18,200	7,980

UNITED STATES BANKRUPTCY COURT
SOUTHERN DISTRICT OF NEW YORK
In re:	)	CHAPTER 11
)
WestPoint Stevens Stores Inc.	)	CASE NO.	03-13536-RDD

Reporting Period		January 1, 2004 to January 31, 2004

Supplemental Schedule of Federal, State, and Local Taxes Collected, Received, Due or Withheld
	Amount Withheld/ Collected/ Incurred	Amount Paid	Date of Payment
(continued)
Gross taxable sales	6,329,287
Sales & Use taxes collected
Alabama City/County (Foley, Chamber Co.)	5,897	5,897	01/20/04
Alabama Sales	28,936	28,936	01/20/04
Alabama Use	41	41	01/20/04
Alatax (Bessemer, Boaz, Valley, Marshall Co)	12,180	12,180	01/20/04
Baldwin County Alabama	7,109	7,109	01/20/04
Florida	45,171	45,171	01/20/04
Georgia	82,232	82,232	01/20/04
Massachusetts	9,757	9,757	01/20/04
Michigan	19,819	19,819	01/15/04
Minnesota	9,498	9,498	01/20/04
New Jersey	11,253	11,253	01/20/04
New York	24,426	24,426	01/27/04
North Carolina	12,342	12,342	01/12/04
North Carolina	13,122	13,122	01/26/04
Pennsylvania	7,995	7,995	01/20/04
South Carolina	14,788	14,788	01/20/04
Tennessee (P.Forge, Lebanon, Interstate Sales)	21,778	21,778	01/20/04
Texas	69,967	69,967	01/20/04
Virginia Interstate Sales	161	161	01/20/04
Virginia Williamsburg	18,579	18,579	01/20/04

Total Sales & Use taxes paid	415,051	415,051
Property taxes		98,202
Other taxes		2,296

Total State and Local (1)	460,992	557,102

Total Taxes	$ 685,379	$ 788,572

(1) Difference between taxes incurred and taxes paid is due to a time lag where taxes incurred at the end of the month are paid in the following month, or after the end of the quarter for taxes paid on a quarterly basis.

I certify that the above payroll related taxes represents the taxes withheld and paid.

/s/ Tracy Culpepper

Tracy Culpepper
WestPoint Stevens Inc.
Payroll Manager